UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2025

NATURE’S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3281 E. Guasti Road, Suite 175 Ontario, CA 91761	91761
(Address of registrant’s principal executive office)	(Zip code)

(909) 218-4601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title for each class	Trading Symbol(s)
Common Stock, par value $0.0001 per share	NMHI
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2025, Nature’s Miracle Holding Inc. (the “Company”) entered into debt-to-equity conversion agreements (the “Agreements”) with Tie (James) Li (“Mr. Li”), Zhiyi Zhang (“Mr. Zhiyi Zhang”), George Yutuc (“Mr. Yutuc”), and Peng Zhang (“Mr. Peng Zhang”). Pursuant to the Agreements, wages and salaries owed and unpaid to Mr. Li, Mr. Zhiyi Zhang, and Mr. Yutuc were converted into shares of common stock of the Company based on the trading price of $0.1305, the price at the end of the signing date of the Agreements.

Pursuant to the Agreement with Mr. Li, the parties agreed that his unpaid wages and salaries through July 23, 2025, or $673,476, be converted into 5,160,739 shares of common stock of the Company.

Pursuant to the Agreement with Mr. Zhiyi Zhang, the parties agreed that his unpaid wages and salaries through July 23, 2025, or $406,691, be converted into 3,111,408 shares of common stock of the Company.

Pursuant to the Agreement with Mr. Yutuc, the parties agreed that 50% of his wages and salaries from February 2025 to June 30, 2025, or $52,083, be converted into 399,106 shares of common stock of the Company.

Mr. Li is the Company’s chief executive officer, Mr. Zhang is the Company’s president, and Mr. Yutuc is the Company’s chief financial officer.

Pursuant to the Agreement with Mr. Peng Zhang, debt owed on a note issued to Mr. Peng Zhang by the Company in an outstanding amount of $560,000 was converted into 4,291,188 shares of common stock of the Company based on the trading price of $0.1305, the price at the end of the signing date of the Agreement.

Pursuant to the Agreements, the Company agreed to file a registration statement with the Securities and Exchange Commission to register the resale of the shares issued pursuant to the Conversion Agreements.

In connection with the foregoing, the Company relied on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act for a transaction not involving a public offering.

As a result of the foregoing transactions, the Company had an aggregate of 23,520,742 shares outstanding as of July 25, 2025.

The foregoing descriptions of the Agreements do not purport to be complete and are qualified in their entirety by reference to the form of the Agreement with the employees of the Company and the Agreement with Mr. Peng Zhang as noteholder, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Debt to Equity Conversion Agreement, dated July 24, 2025.
10.2	Debt to Equity Conversion Agreement, by and between the Company and the noteholder, dated July 24, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2025

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

2